UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

Item 1.     Reports to Stockholders.

SEI Asset Allocation Trust

›	Defensive Strategy Fund
›	Defensive Strategy Allocation Fund
›	Conservative Strategy Fund
›	Conservative Strategy Allocation Fund
›	Moderate Strategy Fund
›	Moderate Strategy Allocation Fund
›	Aggressive Strategy Fund
›	Tax-Managed Aggressive Strategy Fund
›	Core Market Strategy Fund
›	Core Market Strategy Allocation Fund
›	Market Growth Strategy Fund
›	Market Growth Strategy Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2020 (Unaudited)

To our Shareholders:

U.S. equity markets hit all-time highs in February before concerns about the international spread of a novel coronavirus (COVID-19) began to dominate financial markets, sending most equity indexes into bear-market territory before the end of the fiscal year ending March 31, 2020. The signing of a “phase-one” trade deal between the U.S. and China, the U.K.’s official divorce from the EU, and central-bank easing also weighed on investor expectations at different points through the fiscal year.

The Federal Reserve (Fed) cut interest rates three times prior to March. The Fed’s accommodative turn in monetary policy midway through the reporting period included an early conclusion in August to its balance-sheet reduction program that came amid below-target inflation and uncertainty about trade developments. Two off-cycle moves in the final month brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde succeeded Mario Draghi as ECB President in November and seemed to maintain her predecessor’s dovish views at her first policy meetings in December and January. The ECB announced a new quantitative easing (QE) package—the Pandemic Emergency Purchase Programme—amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.1 trillion in 2020.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 2.1% higher against the U.S. dollar, while the Bank of Japan held monetary policy stable. The Chinese yuan finished the year down 5.4% against the U.S. dollar as trade-related tensions initially drove the exchange rate to an 11-year low in September. The currency rebounded some after confidence grew that a limited U.S.-China trade agreement would be reached; however, it faltered again as COVID-19 worries grew over the final month of the period.

Crude-oil prices gained more than 10% at the start of the fiscal year. From May onward, the commodity became a victim of the U.S.-China tariff war and general sluggishness in global economic growth, although it remained about 4% higher at the start of 2020. Over the final three months of the period, an oil-production impasse between Saudi Arabia and Russia around the same time that travel restrictions sapped demand due to the coronavirus pandemic created a downdraft in the oil market, and crude finished the 12 months down 65%, off almost 70% from its period highs.

Geopolitical Events

Market volatility accelerated over the final three months of the period following concerns about COVID-19 and its eventual economic effect: A deadly strain originated in Wuhan, China, and began spreading at a faster pace as the months progressed. As the outbreak spread to other countries, governments issued stay-at-home orders, and public health leaders preached “social distancing” in order to “flatten the curve” (that is, slow the rate of transmission in order to provide health systems time to manage the viral outbreak). Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential dampening of global economic activity.

The United States-Mexico-Canada trade agreement was ratified by all three countries near the end of the fiscal year, officially replacing the North American Free Trade Agreement. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing

SEI Asset Allocation Trust / Annual Report / March 31, 2020	1

LETTER TO SHAREHOLDERS (Continued)

March 31, 2020 (Unaudited)

the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors.

President Trump’s impeachment trial ended with an acquittal by the U.S. Senate toward the end of the reporting period—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment.

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. Boris Johnson, her successor as prime minister, faced sharp resistance from the outset of his tenure; however, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity, although coronavirus concerns eventually put an end to most large-scale demonstrations.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 2.0% in the second quarter of 2019 as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight increase in annualized growth at 2.1%, as the robust U.S. labor market helped to support the moderate pace of activity, allowing the 10-year expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. The advance estimate for gross domestic product (GDP) in the first quarter of 2020 was released after the end of the reporting period and saw a decline of 4.8%.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping in the final reading to 4.4%; the number of Americans filing for initial unemployment benefits in the last two weeks of March hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 62.7%, slightly lower from a year earlier. Average hourly earnings gained 3.1% over the year, although a modest increase in price pressures weighed on real (inflation-adjusted) personal income growth.

Broad economic growth in the eurozone slowed to its weakest pace in seven years at the end of the fourth quarter of 2019, as slumping exports in Germany and declining industrial production in France and Italy hampered expansion; the slowdown strengthened the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut the Bank Rate to 0.1%, the lowest in the 325-year history of its lending rate. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. The U.K. economy grew just 1.1% seasonally-adjusted at annual rates through the fourth quarter of 2019, its weakest level in two years.

Japanese GDP contracted 7.1% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; the Bank of Japan maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.0% year-on-year and seasonally-adjusted in the fourth quarter of 2019, matching the third quarter for its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war pressured economic growth.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Market Developments

The S&P 500 Index finished the fiscal year down 6.98%, after giving back close to 20% in the final quarter. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-large-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led. Although many value stocks underperformed, the utilities sector was an area of strength among traditional value industries. Commodity-sensitive stocks, particularly those within the materials and energy sectors, lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period down 8.03%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff toward the end of the year, as investors tended to avoid smaller companies with lesser financial strength, and finished the period down 23.99%.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 15.50% in U.S. dollar terms and 13.53% lower in euros; the euro finished down 2.22% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, slid 11.26% in U.S. dollar terms.

The FTSE UK Series All-Share Index gave up its fiscal-year-to-date gains over the final two months; the index lost 22.40% in U.S. dollar terms over the full reporting period, while it fell 18.45% in sterling.

Emerging-market equities were down. The MSCI Emerging Markets Index (Net) also gave up all of its fiscal-year-to-date gains over the final three months to finish the reporting period down 17.69% in U.S. dollar terms. U.S.-China trade news generally drove performance for most of the year; however, a mid-period rally after the U.S. and China agreed to a “phase-one” trade deal was wiped out after COVID-19 concerns accelerated before the end of the fiscal year.

Global government bonds outperformed global high-yield bonds as the rapid worldwide escalation of COVID-19 at the end of the period hit the bond market’s most economically sensitive sectors the hardest.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between 2-year and 5-year Treasurys yields inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates inverted for only the second time in about 12 years during May, a signal of impending recession to some market watchers. The differential reverted again in October, before turning negative again for a short time in February.

Yields for 10-year U.S. government bonds ended the period down 171 basis points at 0.70%, after hitting an all-time low of 0.54% as investors rushed to “safe-haven” securities in February and March; 2-year yields declined during the fiscal year to finish down 204 basis points at 0.23%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) gave up all its fiscal-year-to-date gains in the final quarter to finish down 22.31% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 4.50% higher during the reporting period.

The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was down 7.46% during the reporting period, while global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, did better and climbed 4.20%.

Despite giving up significant gains in the final month, U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 4.98% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Going into March, emerging-market debt (EMD) was higher over the period-to-date. However, coronavirus concerns and the steep drop in global oil prices led to a declining outlook for economic growth in the region. The J.P. Morgan

SEI Asset Allocation Trust / Annual Report / March 31, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2020 (Unaudited)

Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, slid 6.52% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was down 6.84%.

Our View

Black swans, once largely presumed a myth because only the white variety was ever observed in nature, have become symbols of events that are exceptionally rare in occurrence and severe in impact. Today we are confronted with a black swan in the form of a pandemic, as COVID-19 continues its rapid spread and causes financial markets to plunge across much of the world.

The sudden and widespread stop in economic activity by government fiat is something that has never before been experienced on such a scale. The drop in economic activity in the second quarter of 2020 will likely be one for the record books. Wall Street economists forecasted a quarter-to-quarter annualized decline ranging from 12% to 30% as of late March.

National governments have been quick to respond. All central banks are in crisis-fighting mode, having learned valuable lessons during the 2008-to-2009 great financial crisis, re-establishing unconventional bond-buying programs and creating some new facilities to expand the types of accepted collateral in order to extend cash to companies that need it.

The Fed and other leading central banks have moved with an alacrity and forcefulness that we find commendable. But central banks cannot single-handedly support this economic shutdown. In our view, fiscal policy—in the form of direct income support, tax deferrals, loan guarantees and outright bailouts of industries badly damaged by the halt of economic activity—must be the prime tool used to conduct the response to this crisis.

The fiscal response is occurring with a speed and decisiveness that has seldom been seen. Congress passed into law a fiscal response that should top 10% of GDP—meaning the overall deficit this year in the U.S. could approach 15% of GDP. Even before the ink dried on the latest package, there began talk of the need for another funding package for states and local governments.

Other developed countries are looking to pursue a similar strategy of massive income support and liquidity injections. Germany, a country that typically keeps its wallet closed, is setting the example for Europe. The government has proposed a package equivalent to a whopping 30% of the country’s GDP, counting contingencies. Since Germany has built up large reserves in its existing income-support program, the supplementary budget is expected to push the country’s on-budget deficit only toward 5% of GDP in 2020, following several years of surplus.

Few other countries in Europe have the fiscal strength of Germany. Italy, the European epicenter of the virus, will be particularly hard-pressed to do all that will be needed to stabilize its economy. Italy’s government debt-to-GDP ratio is already well above other major European countries.

We believe the only way an Italian financial crisis can be averted is through the ECB backing up the debt. This is now-or-never time for the EU and eurozone. The stronger countries must come to the aid of the weaker, or face an intensified popular backlash that could threaten the unity of the economic zone. Unfortunately, Germany and the Netherlands are not yet ready to come to the rescue and are standing in the way of the EU issuing ”corona bonds.” We anticipate this opposition will melt in front of the unfolding disaster.

The onslaught of developments presented by the spread of COVID-19 and a simultaneous collapse in oil prices has forced financial markets to recalibrate prices sharply as expectations about different industries and the overall economy shift at a breakneck pace.

In any event, there is no question that markets have entered deeply oversold territory in technical terms; although it is too soon to say that the market bottom has been established. Nonetheless, we are grateful that the chaotic trading seen in recent weeks has eased considerably thanks to the liquidity provided by central banks and the fiscal package passed by Congress.

Only time will tell whether markets have sufficiently discounted the pain that lies immediately ahead. We have to be cognizant of the fact that earnings estimates will be coming down hard—maybe by 40% to 50% on a year-over-year basis—over the next two quarters. These waterfall declines in earnings could drag equities down with them. It

4	SEI Asset Allocation Trust / Annual Report / March 31, 2020

all depends on how willing investors are to look beyond the valley. If there is a belief that the fiscal and monetary measures taken in the last two weeks of the fiscal year will successfully prop up the global economy, then markets should prove resilient. We think a great deal of volatility is still ahead of us, but another big decline along the lines of the past month could be avoided. Indeed, if there are signs that the infection rate is beginning to peak in the U.S. and Europe, it might not matter at all where earnings go in the near term. Investors will likely begin to bid stock prices higher in anticipation of an economic recovery, as they almost always do.

A previous overweight in the stability-focused SAAT Conservative and Moderate Strategy Funds to emerging-markets debt (SIT Emerging Markets Debt Fund) and corresponding underweight to high-yield bonds (SIMT High Yield Bond Fund) compared to their long-term strategic weights was closed during the fiscal year. The tilt was initially implemented in February 2018 due to tighter credit spreads in high yield relative to emerging-market debt. At the time that the trade was closed, we believed that the relative valuations among fixed-income markets had become more evenly balanced; we also believed that emerging-markets debt could see more volatility than other fixed-income markets due to higher uncertainty around geopolitics and central-bank policies.

Additionally, in the SAAT Moderate Strategy Fund, an overweight to U.S. large-cap value stocks (via the SIMT U.S. Large Cap Value Fund) funded by an underweight to U.S. large-cap stocks (via the SIMT U.S. Large Cap Fund) compared to their long-term strategic weights was closed. Supported by the relative attractiveness of U.S. large-cap value stocks, the positioning was initially implemented in February 2017 due to valuation differentials between value and growth stocks. At the time, we anticipated that a tight labor market would eventually lead to an acceleration of wage growth. We also believed that U.S. tax reform would broaden economic growth, and that together, these developments would favor a rotation back into more cyclical names. The trade was closed after the Fed’s dovish pivot in 2020 shifted fiscal policy toward a more pro-cyclical stance that we believed would be less favorable for our value implementation.

In our view, another stellar year for U.S. equities in 2020 would be a source of concern rather than celebration. Equities and other risky assets are not well-correlated with the fundamentals in the short run. Investor expectations can change much more quickly and far more dramatically than the fundamentals. Indeed, as seen in the past two years, changes in investor expectations can sometimes completely negate the change in the fundamentals.

With that in mind, we retain our emphasis on strategic investing over tactical moves. We will also continue to take stock of the economic and financial developments around the globe and provide our thoughts on where global growth and interest rates are headed. That’s actually the easy part, as the experience of the last few years illustrates. Figuring out how investors might react to the shifts in macroeconomic conditions is almost always the much harder exercise.

On behalf of SEI, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Asset Allocation Trust / Annual Report / March 31, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned 0.77%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)—returned 8.93%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 month period, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund. Of the three, SDIT Short-Duration Government Fund contributed the most to absolute return, followed by SIMT Multi-Asset Capital Stability Fund.

The most significant contributors after the SDIT Short-Duration Government Fund and SIMT Multi-Asset Capital Stability Fund were the SIMT Core Fixed Income Fund and SIMT Conservative Income Fund, driven by lower U.S. Treasury yields and a strong risk-off mentality in the first quarter of 2020. Other contributors included the SIMT Real Return Fund and SDIT Government Fund for reasons similar to those stated above.

All other funds in the Fund detracted from total performance over the one-year period. The largest detractors were the SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund and SIMT Multi-Asset Inflation Managed Fund. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund are designed to achieve equity-like returns with lower levels of volatility than their respective benchmarks, as measured by the standard deviation of daily returns; to that end, these funds reduced risk relative to their respective benchmarks. However, any funds with equity exposure were challenged as equity markets struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

There were no tactical tilts during the reporting period.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the fiscal year, as all underlying funds underperformed both the Fund’s primary and their respective benchmarks.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2020

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	0.77%	1.65%	1.49%	1.97%	2.11%
Defensive Strategy Fund, Class I	0.53%	1.38%	1.21%	1.62%	1.86%
Bloomberg Barclays U.S. Aggregate Bond Index*	8.93%	4.82%	3.36%	3.88%	4.29%
S&P 500 Index**	-6.98%	5.10%	6.73%	10.53%	7.88%
ICE BofA 3-Month U.S. Treasury Bill Index***	2.25%	1.83%	1.19%	0.64%	1.40%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the ICE BofA 3-Month U.S. Treasury Bill Index

¹

For the period ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

***	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the Fund) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -16.02%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 month period, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations except the SDIT Government Fund detracted from performance during the period. The largest detractor was the SIMT U.S. Managed Volatility Fund, followed by the SIMT High Yield Bond Fund. SIMT U.S. Managed Volatility Fund is designed to achieve equity-like returns with a lower level of volatility than its benchmark, as measured by the standard deviation of daily returns; to that end, the fund reduced risk relative to its benchmark. However, any funds with equity exposure were challenged as equity markets struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns.

In light of market declines impacting the Fund and the GoalLink Strategy, the Fund increased cash levels to limit further drawdowns.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	-16.02%	-1.55%	1.33%	6.89%	5.76%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%

8	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index

¹  For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*  The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**  The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the Fund) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -1.68%. The Fund’s primary benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 8.93%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 month period, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund and SIMT Core Fixed Income Fund. All three funds had positive absolute returns, with the largest contribution coming from the SIMT Core Fixed Income Fund, followed by the SDIT Short-Duration Government Fund and SIMT Multi-Asset Capital Stability Fund.

The most significant contributors after the above funds were the SIMT Conservative Income Fund, as Treasury yields tumbled when investors sought “safe-haven” assets (bond yields fall when their prices rice) amid a strong risk-off mentality in the first quarter of 2020, as well as SIMT Real Return Fund, despite inflation expectations decreasing in the final quarter as breakeven rates sank.

All other underlying funds in the Fund detracted from total performance over the one-year period. The largest detractors were the SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund and SIMT Multi-Asset Income Fund. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund are designed to achieve equity-like returns with lower levels of volatility than their respective benchmarks, as measured by the standard deviation of daily returns; to that end, these funds reduced risk relative to their respective benchmarks. However, any funds with equity exposure were challenged as equity markets struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

The Fund closed one tactical tilt during the fiscal year. An overweight to the SIT Emerging Markets Debt Fund against an underweight to the SIMT High Yield Bond Fund compared to their long-term strategic weights was

10	SEI Asset Allocation Trust / Annual Report / March 31, 2020

initially implemented in February 2018. The tilt was put on due to tighter credit spreads in high yield relative to emerging-market debt. The trade detracted from Fund performance during the period.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the fiscal year, as all underlying funds underperformed both the Fund’s primary and their respective benchmarks.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	-1.68%	1.38%	1.72%	3.07%	2.94%
Conservative Strategy Fund, Class D	-2.43%	0.58%	0.94%	2.18%	1.90%
Conservative Strategy Fund, Class I	-1.89%	1.12%	1.47%	2.82%	2.81%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
ICE BofA 3-Month U.S. Treasury Bill Index***	2.25%	1.83%	1.19%	0.64%	1.40%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the ICE BofA 3-Month U.S. Treasury Bill Index

¹

For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the Fund) seeks to generate investment income while providing an opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -13.46%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations except the SDIT Government Fund detracted from performance during the period. The largest detractor was the SIMT U.S. Managed Volatility Fund, followed by the SIMT High Yield Bond Fund. SIMT U.S. Managed Volatility Fund is designed to achieve equity-like returns with a lower level of volatility than its benchmark, as measured by the standard deviation of daily returns; to that end, the fund reduced risk relative to its benchmark. However, any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns.

In light of market declines impacting the Fund and the GoalLink Strategy, the Fund increased cash levels to limit further drawdowns.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	-13.46%	-0.41%	2.05%	7.54%	6.49%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%

12	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index

¹  For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*  The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**  The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the Fund) seeks capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -3.45%. The Fund’s primary benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 8.93%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund and SIMT Global Managed Volatility Fund. Of the largest allocations, the SIMT Core Fixed Income Fund was the largest contributor to performance. The SIMT Multi-Asset Accumulation Fund marginally contributed to performance while the SIMT Global Managed Volatility Fund was the largest detractor.

The most significant contributors after the above funds were SDIT Short-Duration Government Fund and SIMT Multi-Asset Capital Stability Fund, as Treasury yields tumbled when investors sought “safe-haven” assets (bond yields fall when their prices rice) amid a strong risk-off mentality in the first quarter of 2020, as well as SIMT Real Return Fund, despite inflation expectations decreasing in the final quarter as breakeven rates sank.

Most other funds in the Fund detracted from total performance over the one-year period. The largest detractors were the SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund and SIMT Large Cap Fund. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund are designed to achieve equity-like returns with lower levels of volatility than their respective benchmarks, as measured by the standard deviation of daily returns; to that end, these funds reduced risk relative to their respective benchmarks. However, any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

The Fund closed two tactical tilts during the fiscal year. An overweight to the SIT Emerging Markets Debt Fund against an underweight to the SIMT High Yield Bond Fund compared to their long-term strategic weights was

14	SEI Asset Allocation Trust / Annual Report / March 31, 2020

initially implemented in February 2018. The tilt was put on due to tighter credit spreads in high yield relative to emerging-market debt. The trade detracted from Fund performance during the period. The other tilt, an overweight to the SIMT Large Cap Value Fund against an underweight to the SIMT Large Cap Fund, was initiated in October 2017 due to attractive valuation differentials between value and growth stocks. This position detracted from performance over the fiscal year.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the fiscal year, as all underlying funds underperformed both the Fund’s primary and their respective benchmarks.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	-3.45%	1.49%	2.11%	4.29%	4.11%
Moderate Strategy Fund, Class D	-4.10%	0.76%	1.35%	3.41%	3.07%
Moderate Strategy Fund, Class I	-3.60%	1.27%	1.86%	4.03%	4.01%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%
ICE BofA 3-Month U.S. Treasury Bill Index****	2.25%	1.83%	1.19%	0.64%	1.40%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the ICE BofA 3-Month U.S. Treasury Bill Index

¹

For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The ICE BofA 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the Fund) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -13.64%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations except the SDIT Government Fund detracted from performance during the period. The largest detractor was the SIMT U.S. Managed Volatility Fund, followed by the SIMT High Yield Bond Fund. SIMT U.S. Managed Volatility Fund is designed to achieve equity-like returns with a lower level of volatility than its benchmark, as measured by the standard deviation of daily returns; to that end, the fund reduced risk relative to its benchmark. However, any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns.

In light of market declines impacting the Fund and the GoalLink Strategy, the Fund increased cash levels to limit further drawdowns.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	-13.64%	-0.01%	2.24%	7.63%	6.29%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%

16	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹

For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -11.14%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SIMT Large Cap Fund, SIT International Equity Fund and SIMT Multi-Asset Accumulation Fund. The SIMT Core Fixed Income Fund was the largest contributor, followed by the SIMT Multi-Asset Accumulation Fund. Positive performance in these funds was driven by lower U.S. Treasury yields and a strong risk-off mentality in the first quarter of 2020.

All other allocations detracted from performance during the fiscal year. The largest detractors to Fund performance were the SIT International Equity Fund and SIMT Large Cap Fund. However, any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to the primary benchmark. The SIMT Core Fixed Income Fund and SIMT Multi-Asset Accumulation Fund handily outperformed the S&P 500 Index. The largest underperformers were the SIMT Small Cap Fund and SIT Emerging Markets Equity Fund. However, all underlying funds underperformed their respective benchmarks.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	-11.14%	-0.06%	1.30%	5.35%	4.83%
Aggressive Strategy Fund, Class D	-11.79%	-0.81%	0.54%	4.46%	3.78%
Aggressive Strategy Fund, Class I	-11.40%	-0.32%	1.03%	5.08%	4.51%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
MSCI EAFE Index**	-14.38%	-1.82%	-0.62%	2.72%	4.59%

18	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index

¹  For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*  The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**  The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

II. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -13.77%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

III. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40%

to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations detracted from performance during the period. The largest detractor was the SIMT Tax-Managed Large Cap Fund, followed by the SIMT Tax-Managed Small/Mid Cap Fund. Funds with equity exposure were challenged as equity markets struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns.

The Fund underperformed the S&P 500 Index over the fiscal year, as all underlying funds underperformed the Fund’s primary benchmark.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	-13.77%	-0.02%	1.65%	6.43%	5.65%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
MSCI EAFE Index**	-14.38%	-1.82%	-0.62%	2.72%	4.59%

20	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, and the MSCI EAFE Index

¹  For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*  The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**  The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the Fund) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -5.56%. The Fund’s primary benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 8.93%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund and SIMT Large Cap Fund. The SIMT Core Fixed Income Fund was the largest contributor, followed by the SIMT Multi-Asset Accumulation Fund. Positive performance in these funds was driven by lower U.S. Treasury yields and a strong risk-off mentality in the first quarter of 2020.

All other allocations detracted from performance during the fiscal year. The largest detractors were the SIT International Equity Fund and SIMT Large Cap Fund. Any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the fiscal year, as all underlying funds underperformed both the Fund’s primary and their respective benchmarks.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	-5.56%	1.06%	1.56%	4.46%	4.29%
Core Market Strategy Fund, Class I	-5.04%	1.30%	2.00%	4.61%	4.55%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%

22	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹  For the year ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*  The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**  The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***  The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -13.80%. The Fund’s primary benchmark—the S&P 500 (“S&P”) Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations detracted from performance during the period. The largest detractor was the SIMT Tax-Managed Large Cap Fund, followed by the SIMT Tax-Managed Small/Mid Cap Fund and SIT International Equity Fund. Funds with equity exposure were challenged as equity markets struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. SIMT High Yield Bond Fund was also challenged as below-investment-grade debt securities were hurt for similar reasons.

The Fund underperformed the S&P 500 Index over the fiscal year, as all underlying funds underperformed the Fund’s primary benchmark.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	-13.80%	-0.05%	1.64%	6.41%	5.16%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%

24	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹

For the period ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -8.00%. The Fund’s primary benchmark—the S&P 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

As noted in the shareholder letter, panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

The Fund’s largest allocations were in the SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund and SIT International Equity Fund. The SIMT Core Fixed Income Fund was the largest contributor, followed by the SIMT Multi-Asset Accumulation Fund. Positive performance in these funds was driven by lower U.S. Treasury yields and a strong risk-off mentality in the first quarter of 2020.

All other allocations detracted from performance during the fiscal year. The largest detractors to Fund performance were the SIT International Equity Fund and SIMT Large Cap Fund. However, any funds with equity exposure were challenged as equity markets and below-investment-grade securities struggled during the first quarter of 2020 after experiencing significant drawdowns in February and March due to escalating COVID-19 concerns. In addition, commodity exposure within SIMT Multi-Asset Inflation Managed Fund struggled as energy demand sank and a price war ensued in the oil market. Energy commodities were one of the worst-performing asset classes during this period.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to the primary benchmark. The SIMT Core Fixed Income Fund and SIMT Multi-Asset Accumulation Fund handily outperformed the S&P 500 Index; the largest underperformers were the SIMT Small Cap Fund and SIT Emerging Markets Equity Fund. However, all underlying funds underperformed their respective benchmarks.

26	SEI Asset Allocation Trust / Annual Report / March 31, 2020

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	-8.00%	0.54%	1.37%	4.65%	4.36%
Market Growth Strategy Fund, Class D	-8.65%	-0.19%	0.62%	3.77%	3.33%
Market Growth Strategy Fund, Class I	-8.21%	0.29%	1.11%	4.39%	4.10%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

[1]

For the period ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2020 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2020, the Fund’s Class F shares returned -13.83%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned -6.98%.

IV. Fund Attribution

Performance was mixed across asset classes for the fiscal year ending on March 31, 2020. Equity markets were lower, while government and investment-grade credit finished higher. In general, equity markets enjoyed strong returns over the final nine months of 2019, but performance turned negative during the first quarter of 2020 as panic set in over COVID-19. Concerns over global economic growth, which had been low but stable, accelerated as coronavirus infections grew and preventive measures locked down a majority of workers and companies. The CBOE Volatility Index (or VIX Index, a measure of S&P 500 Index volatility) spiked to levels not seen since the global financial crisis.

Panic-driven liquidation led to equity bear markets around the globe, along with large negative returns in high-yield bonds and emerging-markets debt. Highly-rated fixed income was one of the few markets not to experience bear-market drawdowns. The U.S. Treasury yield curve steepened as the Federal Reserve made three scheduled and two emergency rate cuts during the period, to near 0%, and implemented a series of measures intended to provide liquidity to the financial markets and support the economy. The 3-month Treasury rate moved from 2.40% to 0.11% during the 12 months, while the 2-year Treasury rate moved from 2.27% to 0.23%; the 10-year Treasury rate dropped from 2.41% to 0.70%, after falling as low as 0.54%, an all-time low. The lack of an agreement between Saudi Arabia and Russia regarding oil output, combined with plummeting demand tied to the COVID-19 pandemic, drove oil prices down over 65% during the fiscal year.

All allocations detracted from performance during the period. The largest detractor was the SIMT Tax-Managed Large Cap Fund, followed by the SIMT Tax-Managed Small/Mid Cap Fund. These funds struggled throughout the first quarter of 2020 for many of the reasons described above.

The Fund underperformed the S&P 500 Index over the fiscal year, as all funds in the strategy underperformed the Fund’s primary benchmark.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	-13.83%	-0.05%	1.64%	6.43%	5.40%
S&P 500 Index*	-6.98%	5.10%	6.73%	10.53%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index**	8.93%	4.82%	3.36%	3.88%	4.29%
MSCI EAFE Index***	-14.38%	-1.82%	-0.62%	2.72%	4.59%

28	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹

For the period ended March 31, 2020. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	29

SCHEDULE OF INVESTMENTS

March 31, 2020

Defensive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 55.5%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	463,924	$4,903
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	242,378	2,424
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	86,489	1,002
SEI Institutional Managed Trust Real Return Fund, Cl Y	81,009	810

Total Fixed Income Funds (Cost $9,053) ($ Thousands)		9,139

Multi-Asset Funds — 29.9%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	324,036	3,240
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	90,008	856
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	110,675	827

Total Multi-Asset Funds (Cost $5,218) ($ Thousands)		4,923

Equity Funds — 9.7%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	97,454	887
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	50,846	705

Total Equity Funds (Cost $1,844) ($ Thousands)		1,592

Money Market Fund — 4.9%
SEI Daily Income Trust Government Fund, Cl F, 0.290%**	807,588	808

Total Money Market Fund (Cost $808) ($ Thousands)		808

Total Investments in Securities — 100.0% (Cost $16,923) ($ Thousands)		$16,462

Percentages are based on Net Assets of $16,460 ($ Thousands).

** Rate shown is the 7-day effective yield as of March 31, 2020.

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2020

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales*	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$5,987	$ 811	$(2,057)	$(25)	$187	4,903	463,924	$114	$—
SEI Institutional Managed Trust Conservative Income, Cl Y	2,994	430	(1,000)	—	—	2,424	242,378	58	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,197	155	(392)	—	42	1,002	86,489	34	10
SEI Institutional Managed Trust Real Return Fund, Cl Y	996	111	(302)	(2)	7	810	81,009	17	—
SEI Institutional Managed Trust Multi-Asset Capital Stability, Cl Y	3,991	525	(1,230)	(4)	(42)	3,240	324,036	66	69
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	998	224	(267)	2	(101)	856	90,008	41	2
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	996	161	(241)	(57)	(32)	827	110,675	16	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	998	335	(307)	(22)	(117)	887	97,454	25	26
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	799	310	(278)	(18)	(108)	705	50,846	16	22
SEI Daily Income Trust Government Fund, Cl F	998	143	(333)	—	—	808	807,588	17	—

Totals	$19,954	$3,205	$(6,407)	$(126)	$(164)	16,462		$404	$129

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	31

SCHEDULE OF INVESTMENTS

March 31, 2020

Defensive Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Money Market Fund — 80.4%
SEI Daily Income Trust Government Fund, Cl F, 0.290%*	6,089,550	$6,090

Total Money Market Fund (Cost $6,090) ($ Thousands)		6,090

Fixed Income Fund — 19.6%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	256,746	1,484

Total Fixed Income Fund (Cost $1,736) ($ Thousands)		1,484

Equity Funds — 0.0%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	1	—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1	—

Total Equity Funds (Cost $0) ($ Thousands)		—

Total Investments in Securities — 100.0% (Cost $7,826) ($ Thousands)		$7,574

Percentages are based on Net Assets of $7,572 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Government Fund, Cl F	$ —	$6,295	$(205)	$ —	$ —	$6,090	6,089,550	$ 1	$—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,268	1,825	(2,779)	(673)	(157)	1,484	256,746	234	23
SEI Institutional Managed Trust Real Estate Fund, Cl Y	1,634	1,053	(2,107)	(555)	(25)	—	1	31	143
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	3,269	1,765	(4,326)	(193)	(515)	—	1	80	124

Totals	$8,171	$10,938	$(9,417)	$(1,421)	$(697)	$7,574		$346	$290

The accompanying notes are an integral part of the financial statements.

32	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Conservative Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 51.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	956,473	$10,110
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	294,709	2,697
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	234,221	2,005
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	670,573	6,706
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	700,460	8,118
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	351,989	2,035
SEI Institutional Managed Trust Real Return Fund, Cl Y	267,669	2,677

Total Fixed Income Funds (Cost $34,754) ($ Thousands)		34,348

Multi-Asset Funds — 31.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	230,227	2,012
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,138,735	11,387
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	427,315	4,064
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	451,172	3,370

Total Multi-Asset Funds (Cost $22,384) ($ Thousands)		20,833

Equity Funds — 17.8%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	803,859	7,315
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	333,638	4,624

Total Equity Funds (Cost $13,940) ($ Thousands)		11,939

Total Investments in Securities — 100.0% (Cost $71,078) ($ Thousands)		$67,120

Percentages are based on Net Assets of $67,106 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	33

SCHEDULE OF INVESTMENTS

March 31, 2020

Conservative Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$11,856	$ 976	$(3,055)	$(34)	$ 367	$10,110	956,473	$ 230	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	3,164	313	(728)	(1)	(51)	2,697	294,709	76	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,915	467	(2,157)	(84)	(136)	2,005	234,221	88	—
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	7,908	720	(1,922)	—	—	6,706	670,573	156	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	9,493	1,052	(2,766)	(15)	354	8,118	700,460	268	85
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	793	1,941	(334)	(45)	(320)	2,035	351,989	96	12
SEI Institutional Managed Trust Real Return Fund, Cl Y	3,157	224	(719)	(7)	22	2,677	267,669	56	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,373	526	(646)	1	(242)	2,012	230,227	35	231
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	13,437	1,058	(2,942)	8	(174)	11,387	1,138,735	233	233
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	4,744	798	(970)	3	(511)	4,064	427,315	195	11
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	3,939	376	(576)	(129)	(240)	3,370	451,172	65	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	8,698	2,999	(3,054)	(266)	(1,062)	7,315	803,859	221	234
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	5,540	2,158	(2,107)	(143)	(824)	4,624	333,638	109	151

Totals	$79,017	$13,608	$(21,976)	$(712)	$(2,817)	$67,120		$1,828	$957

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Conservative Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 46.5%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	404,638	$4,920
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	695,866	9,645

Total Equity Funds (Cost $14,368) ($ Thousands)		14,565

Fixed Income Fund — 33.6%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,819,458	10,517

Total Fixed Income Fund (Cost $12,346) ($ Thousands)		10,517

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Money Market Fund — 19.9%
SEI Daily Income Trust Government Fund, Cl F, 0.290%	6,227,497	$6,227

Total Money Market Fund (Cost $6,227) ($ Thousands)		6,227

Total Investments in Securities — 100.0% (Cost $32,941) ($ Thousands)		$31,309

Percentages are based on Net Assets of $31,302 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, Cl Y	$8,730	$2,584	$(4,271)	$(1,110)	$(1,013)	$4,920	404,638	$ 143	$ 606
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	17,947	2,618	(7,685)	(996)	(2,239)	9,645	695,866	370	530
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	13,163	3,251	(3,916)	(452)	(1,529)	10,517	1,819,458	768	73
SEI Daily Income Trust Government Fund, Cl F	—	7,006	(779)	—	—	6,227	6,227,497	1	—

Totals	$39,840	$15,459	$(16,651)	$(2,558)	$(4,781)	$31,309		$1,282	$1,209

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	35

SCHEDULE OF INVESTMENTS

March 31, 2020

Moderate Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 36.3%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,120,225	$11,841
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	486,390	4,450
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	511,054	4,375
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	2,049,922	23,759
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	772,561	4,465
SEI Institutional Managed Trust Real Return Fund, Cl Y	438,770	4,388

Total Fixed Income Funds (Cost $54,697) ($ Thousands)		53,278

Multi-Asset Funds — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,511,919	21,954
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,465,458	14,655
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	781,609	7,433
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	989,773	7,394

Total Multi-Asset Funds (Cost $57,629) ($ Thousands)		51,436

Equity Funds — 28.7%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	2,400,409	21,844
SEI Institutional Managed Trust Large Cap Fund, Cl Y	530,684	5,768
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,043,616	14,464

Total Equity Funds (Cost $49,456) ($ Thousands)		42,076

Total Investments in Securities — 100.0% (Cost $161,782) ($ Thousands)		$146,790

Percentages are based on Net Assets of $146,758 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2020

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$13,916	$1,802	$(4,271)	$ (66)	$ 460	$11,841	1,120,225	$ 273	$ —
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	5,218	704	(1,391)	(2)	(79)	4,450	486,390	125	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	10,369	1,106	(6,671)	(904)	475	4,375	511,054	225	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	27,893	3,764	(8,909)	(36)	1,047	23,759	2,049,922	793	252
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	—	5,992	(731)	(27)	(769)	4,465	772,561	173	27
SEI Institutional Managed Trust Real Return Fund, Cl Y	5,214	645	(1,495)	(20)	44	4,388	438,770	93	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	26,147	5,399	(6,926)	(213)	(2,453)	21,954	2,511,919	391	2,583
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	17,399	2,191	(4,708)	(41)	(186)	14,655	1,465,458	306	307
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	8,705	1,322	(1,688)	4	(910)	7,433	781,609	361	20
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	8,676	1,094	(1,557)	(374)	(445)	7,394	989,773	145	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	26,090	6,790	(7,011)	(597)	(3,428)	21,844	2,400,409	670	711
SEI Institutional Managed Trust Large Cap Fund, Cl Y	—	10,049	(2,838)	(224)	(1,219)	5,768	530,684	80	389
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	6,929	44	(7,094)	(452)	573	—	—	41	483
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	17,435	5,179	(5,181)	(335)	(2,634)	14,464	1,043,616	349	—

Totals	$173,991	$46,081	$(60,471)	$(3,287)	$(9,524)	$146,790		$4,025	$4,772

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	37

SCHEDULE OF INVESTMENTS

March 31, 2020

Moderate Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 67.0%
SEI Institutional International Trust International Equity Fund, Cl Y	385,374	$3,303
SEI Institutional Managed Trust Real Estate Fund, Cl Y	273,048	3,320
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	290,016	6,287
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,994,784	27,648

Total Equity Funds (Cost $32,786) ($ Thousands)		40,558

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 18.4%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,923,731	$11,119

Total Fixed Income Fund (Cost $13,533) ($ Thousands)		11,119

Money Market Fund — 14.6%
SEI Daily Income Trust Government Fund, Cl F, 0.290%	8,833,875	8,834

Total Money Market Fund (Cost $8,834) ($ Thousands)		8,834

Total Investments in Securities — 100.0% (Cost $55,153) ($ Thousands)		$60,511

Percentages are based on Net Assets of $60,497 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amount designated as “-“ are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust International Equity Fund, Cl Y	$7,620	$ 479	$(3,385)	$(165)	$(1,246)	$3,303	385,374	$ 149	$ —
SEI Institutional Managed Trust Real Estate Fund, Cl Y	7,700	1,475	(4,258)	(968)	(629)	3,320	273,048	121	491
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	15,363	1,694	(8,128)	2,685	(5,327)	6,287	290,016	223	1,076
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	39,330	2,470	(7,715)	(358)	(6,079)	27,648	1,994,784	790	1,120
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	15,323	2,645	(4,722)	(621)	(1,506)	11,119	1,923,731	866	82
SEI Daily Income Trust Government Fund, Cl F	—	9,894	(1,060)	—	—	8,834	8,833,875	1	—

Totals	$85,336	$18,657	$(29,268)	$ 573	$(14,787)	$60,511		$2,150	$2,769

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Aggressive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 62.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,079,496	$9,931
SEI Institutional International Trust International Equity Fund, Cl Y	3,505,348	30,041
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,003,060	11,395
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,758,487	29,985
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,020,725	8,452

Total Equity Funds (Cost $98,069) ($ Thousands)		89,804

Multi-Asset Fund — 20.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,283,093	28,694

Total Multi-Asset Fund (Cost $31,916) ($ Thousands)		28,694

Fixed Income Funds — 17.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,002,014	8,577
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	624,494	7,238
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,507,850	8,715

Total Fixed Income Funds (Cost $27,175) ($ Thousands)		24,530

Total Investments in Securities — 100.0% (Cost $157,160) ($ Thousands)		$143,028

Percentages are based on Net Assets of $142,979 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	39

SCHEDULE OF INVESTMENTS

March 31, 2020

Aggressive Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$13,609	$2,533	$(3,815)	$ 35	$(2,431)	$ 9,931	1,079,496	$ 180	$ —
SEI Institutional International Trust International Equity Fund, Cl Y	40,508	4,162	(7,962)	109	(6,776)	30,041	3,505,348	792	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	15,622	2,046	(4,976)	640	(1,937)	11,395	1,003,060	288	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	40,978	8,988	(12,966)	(1,943)	(5,072)	29,985	2,758,487	630	2,318
SEI Institutional Managed Trust Small Cap Fund, Cl Y	11,696	2,793	(3,245)	(945)	(1,847)	8,452	1,020,725	45	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	39,280	10,982	(17,735)	(918)	(2,915)	28,694	3,283,093	600	3,910
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	11,625	2,755	(4,761)	(312)	(730)	8,577	1,002,014	299	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	9,844	2,619	(5,600)	(11)	386	7,238	624,494	278	89
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	11,775	2,769	(4,287)	(661)	(881)	8,715	1,507,850	664	62

Totals	$194,937	$39,647	$(65,347)	$(4,006)	$(22,203)	$143,028		$3,776	$6,379

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Tax-Managed Aggressive Strategy Fund

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	127,017	$1,169
SEI Institutional International Trust International Equity Fund, Cl Y	1,106,082	9,479
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	1,524,028	33,041
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	540,931	8,238

Total Equity Funds (Cost $38,208) ($ Thousands)		51,927

Fixed Income Funds — 11.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	269,897	2,310

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	810,378	$4,684

Total Fixed Income Funds (Cost $8,426) ($ Thousands)		6,994

Total Investments in Securities — 100.0% (Cost $46,634) ($ Thousands)		$58,921

Percentages are based on Net Assets of $58,907 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 1,531	$ 188	$(236)	$(28)	$(286)	$1,169	127,017	$22	$—
SEI Institutional International Trust International Equity Fund, Cl Y	12,164	1,098	(1,519)	(372)	(1,892)	9,479	1,106,082	256	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	42,832	4,489	(6,224)	(588)	(7,468)	33,041	1,524,028	651	3,185
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	10,721	1,724	(1,319)	(395)	(2,493)	8,238	540,931	85	225
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,019	470	(817)	(105)	(257)	2,310	269,897	80	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,115	1,295	(1,730)	(287)	(709)	4,684	810,378	360	34

Totals	$76,382	$9,264	$(11,845)	$(1,775)	$(13,105)	$58,921		$1,454	$3,444

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	41

SCHEDULE OF INVESTMENTS

March 31, 2020

Core Market Strategy Fund

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 35.2%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	423,854	$3,628
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,585,094	18,371
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	637,873	3,687

Total Fixed Income Funds (Cost $25,968) ($ Thousands)		25,686

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,666,642	14,567
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	387,296	3,683
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	784,549	5,861

Total Multi-Asset Funds (Cost $27,184) ($ Thousands)		24,111

Equity Funds — 31.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	234,655	2,159
SEI Institutional International Trust International Equity Fund, Cl Y	851,145	7,294
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	317,955	3,612
SEI Institutional Managed Trust Large Cap Fund, Cl Y	733,836	7,977
SEI Institutional Managed Trust Small Cap Fund, Cl Y	260,153	2,154

Total Equity Funds (Cost $23,327) ($ Thousands)		23,196

Total Investments in Securities — 100.0% (Cost $76,479) ($ Thousands)		$72,993

Percentages are based on Net Assets of $72,975 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “-“ are $0 or have been rounded to $0.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2020

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$ 4,702	$ 898	$(1,523)	$(104)	$(345)	$3,628	423,854	$118	$—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	23,677	4,483	(10,653)	134	730	18,371	1,585,094	652	203
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	4,751	933	(1,348)	(76)	(573)	3,687	637,873	261	23
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	18,945	4,477	(7,046)	(39)	(1,770)	14,567	1,666,642	272	1,779
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	4,734	710	(1,304)	1	(458)	3,683	387,296	189	10
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	7,558	1,076	(2,101)	(416)	(256)	5,861	784,549	120	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	2,858	1,091	(1,263)	—	(527)	2,159	234,655	35	—
SEI Institutional International Trust International Equity Fund, Cl Y	9,495	2,822	(3,436)	(27)	(1,560)	7,294	851,145	172	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	4,751	1,704	(2,418)	122	(547)	3,612	317,955	82	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	10,462	4,597	(5,241)	(215)	(1,626)	7,977	733,836	155	554
SEI InstituSEI Institutional Managed Trust Small Cap Fund, Cl Y	2,849	1,235	(1,225)	(158)	(547)	2,154	260,153	10	—

Totals	$94,782	$24,026	$(37,558)	$(778)	$(7,479)	$72,993		$2,066	$2,569

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	43

SCHEDULE OF INVESTMENTS

March 31, 2020

Core Market Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.4%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	44,304	$408
SEI Institutional International Trust International Equity Fund, Cl Y	387,984	3,325
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	531,472	11,522
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	188,551	2,872

Total Equity Funds (Cost $13,186) ($ Thousands)		18,127

Fixed Income Funds — 11.6%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	93,514	800

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	272,546	$1,575

Total Fixed Income Funds (Cost $2,839) ($ Thousands)		2,375

Total Investments in Securities — 100.0% (Cost $16,025) ($ Thousands)		$20,502

Percentages are based on Net Assets of $20,498 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “-“ are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales*	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$554	$66	$(112)	$6	$(106)	$408	44,304	$7	$—
SEI Institutional International Trust International Equity Fund, Class Y	4,404	394	(748)	(13)	(712)	3,325	387,984	86	—
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y	15,546	1,410	(2,821)	285	(2,898)	11,522	531,472	228	1,077
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,876	386	(446)	29	(973)	2,872	188,551	30	77
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,095	93	(282)	(9)	(97)	800	93,514	28	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,218	306	(635)	(62)	(252)	1,575	272,546	126	12

Totals	$27,693	$2,655	$(5,044)	$236	$(5,038)	$20,502		$505	$1,166

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Market Growth Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 44.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	729,684	$6,713
SEI Institutional International Trust International Equity Fund, Cl Y	2,990,572	25,629
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	893,628	10,151
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,499,967	27,175
SEI Institutional Managed Trust Small Cap Fund, Cl Y	618,442	5,121

Total Equity Funds (Cost $80,298) ($ Thousands)		74,789

Multi-Asset Funds — 31.8%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,822,976	33,413
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	726,198	6,906
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,807,401	13,501

Total Multi-Asset Funds (Cost $62,447) ($ Thousands)		53,820

Fixed Income Funds — 24.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	992,909	8,499
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	2,051,400	23,776
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,494,943	8,641

Total Fixed Income Funds (Cost $43,112) ($ Thousands)		40,916

Total Investments in Securities — 100.0% (Cost $185,857) ($ Thousands)		$169,525

Percentages are based on Net Assets of $169,477 ($ Thousands).

Cl — Class

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in our out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “ – “ are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	45

SCHEDULE OF INVESTMENTS

March 31, 2020

Market Growth Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales*	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 9,350	$1,919	$(2,966)	$ 78	$(1,668)	$ 6,713	729,684	$ 115	$ —
SEI Institutional International Trust International Equity Fund, Cl Y	34,933	6,445	(10,377)	368	(5,740)	25,629	2,990,572	634	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	14,063	3,298	(6,130)	639	(1,719)	10,151	893,628	242	—
SEI Institutional Managed Trust Large Cap Fund, Cl Y	37,545	11,636	(15,977)	(1,923)	(4,106)	27,175	2,499,967	553	2,008
SEI Institutional Managed Trust Small Cap Fund, Cl Y	6,991	2,261	(2,545)	(655)	(931)	5,121	618,442	26	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	46,671	7,932	(17,253)	(15)	(3,922)	33,413	3,822,976	674	4,455
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	9,323	991	(2,576)	33	(865)	6,906	726,198	369	20
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	18,584	1,450	(4,944)	(1,285)	(304)	13,501	1,807,401	299	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	11,579	1,792	(3,833)	(330)	(709)	8,499	992,909	287	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	32,640	4,057	(13,798)	(42)	919	23,776	2,051,400	889	284
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	11,697	1,764	(3,163)	(471)	(1,186)	8,641	1,494,943	633	58

Totals	$233,376	$43,545	$(83,562)	$(3,603)	$(20,231)	$169,525		$4,721	$6,825

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2020

SCHEDULE OF INVESTMENTS

March 31, 2020

Market Growth Strategy Allocation Fund

†   Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	216,033	$1,988
SEI Institutional International Trust International Equity Fund, Cl Y	1,885,319	16,157
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	2,585,095	56,045
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	928,719	14,144

Total Equity Funds (Cost $64,359) ($ Thousands)		88,334

Fixed Income Funds — 11.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	459,443	3,933

SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,381,161	7,983

Total Fixed Income Funds (Cost $14,234) ($ Thousands)		11,916

Total Investments in Securities — 100.0% (Cost $78,593) ($ Thousands)		$100,250

Percentages are based on Net Assets of $100,226 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “-“ are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended March 31, 2020 ($ Thousands):

Security Description	Value 3/31/2019	Purchases at Cost	Proceeds from Sales*	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Value 3/31/2020	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$ 2,669	$ 198	$(381)	$(7)	$(491)	$ 1,988	216,033	$ 36	$ —
SEI Institutional International Trust International Equity Fund, Class Y	21,217	1,582	(2,984)	(392)	(3,266)	16,157	1,885,319	427	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	74,995	6,452	(12,391)	577	(13,588)	56,045	2,585,095	1,106	5,308
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	18,394	1,665	(1,281)	31	(4,665)	14,144	928,719	144	377
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,289	671	(1,491)	(129)	(407)	3,933	459,443	137	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,664	1,826	(2,957)	(577)	(973)	7,983	1,381,161	607	57

Totals	$133,228	$12,394	$(21,485)	$(497)	$(23,390)	$100,250		$2,457	$5,742

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	47

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2020

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$16,462	$7,574	$67,120	$31,309
Income distribution receivable from affiliated funds	15	18	70	64
Receivable for investment securities sold	10	—	161	44
Receivable for fund shares sold	6	27	36	—
Receivable from adviser	—	—	1	1
Prepaid expenses	2	1	7	3
Total Assets	16,495	7,620	67,395	31,421
Liabilities:
Payable for investment securities purchased	15	40	70	64
Payable for fund shares redeemed	13	3	188	39
Shareholder servicing fees payable	2	2	9	7
Distribution fees payable	—	—	3	—
Administrative servicing fees payable	—	—	—	—
Trustees’ fees payable	—	—	1	1
Accrued expenses	5	3	18	8
Total Liabilities	35	48	289	119
Net Assets	$16,460	$7,572	$67,106	$31,302
† Cost of investments in affiliated funds	$16,923	$7,826	$71,078	$32,941
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$17,210	$9,389	$71,776	$35,558
Total distributable earnings/(loss)	(750)	(1,817)	(4,670)	(4,256)
Net Assets	$16,460	$7,572	$67,106	$31,302
Net Asset Value, Offering and Redemption Price Per
Share — Class F	$9.72	$11.36	$10.15	$10.46
	($16,031,502 ÷	($7,571,667 ÷	($62,723,999 ÷	($31,301,599 ÷
	1,648,818 shares)	666,327 shares)	6,180,667 shares)	2,992,925 shares)
Net Asset Value, Offering and Redemption Price Per
Share — Class D	N/A	N/A	$10.13	N/A
			($3,579,511 ÷
			353,215 shares)
Net Asset Value, Offering and Redemption Price Per
Share — Class I	$9.54	N/A	$10.34	N/A
	($428,881 ÷		($802,120 ÷
	44,933 shares)		77,606 shares)

(1) Net assets divided by shares does not calculate to the stated NAV because net assets and shares are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$146,790	$60,511	$143,028	$58,921	$72,993	$20,502	$169,525	$100,250
130	67	69	30	78	10	129	48
209	208	—	76	53	—	815	307
24	2	99	1	1	11	15	14
3	1	1	1	1	—	2	2
14	7	16	7	8	2	19	11
147,170	60,796	143,213	59,036	73,134	20,525	170,505	100,632

130	69	123	30	78	17	129	48
211	197	21	67	43	—	803	303
32	14	32	14	16	5	38	23
3	—	14	—	—	—	7	—
1	—	2	—	—	—	2	—
2	1	2	1	1	—	3	2
33	18	40	17	21	5	46	30
412	299	234	129	159	27	1,028	406
$146,758	$60,497	$142,979	$58,907	$72,975	$20,498	$169,477	$100,226
$161,782	$55,153	$157,160	$46,634	$76,479	$16,025	$185,857	$78,593

$161,974	$56,684	$161,267	$46,473	$79,416	$15,398	$189,568	$76,569
(15,216)	3,813	(18,288)	12,434	(6,441)	5,100	(20,091)	23,657
$146,758	$60,497	$142,979	$58,907	$72,975	$20,498	$169,477	$100,226

$11.37	$15.94	$12.41	$17.53	$10.33	$15.31	$11.42	$19.50
($141,207,750 ÷	($60,496,835 ÷	($123,231,459 ÷	($58,907,018 ÷	($72,975,187 ÷	($20,497,660 ÷	($161,375,636 ÷	($100,226,463 ÷
12,417,088 shares)	3,795,199 shares)	9,930,429 shares)	3,360,866 shares)	7,067,610 shares)	1,339,250 shares)	14,128,428 shares)	5,138,912 shares)

$11.34	N/A	$12.25	N/A	N/A	N/A	$11.36	N/A
($3,418,655 ÷		($12,913,901 ÷				($4,748,695 ÷
301,533 shares)		1,054,399 shares)				418,169 shares)

$11.70	N/A	$12.05	N/A	$11.45	N/A	$11.24	N/A
($2,131,536 ÷		($6,833,512 ÷		($207 ÷		($3,351,819 ÷
182,227 shares)		566,885 shares)		18 shares)(1)		298,245 shares)

SEI Asset Allocation Trust / Annual Report / March 31, 2020	49

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2020

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$404	$346	$1,828	$1,282
Expenses
Administration fees	28	15	115	60
Investment advisory fees	19	10	77	40
Shareholder servicing fees — Class F	46	25	180	100
Shareholder servicing fees — Class D	—	—	9	—
Shareholder servicing fees — Class I	1	—	2	—
Trustees’ fees	1	—	2	1
Administrative servicing fees — Class I	1	—	2	—
Distribution fees — Class D	—	—	28	—
Printing fees	6	3	24	13
Registration fees	5	2	19	9
Professional fees	3	2	13	7
Custodian/wire agent fees	1	1	5	3
Chief compliance officer fees	—	—	—	—
Other expenses	1	—	3	2
Total expenses	112	58	479	235
Less:
Administration fees waived	(28)	(15)	(115)	(60)
Investment advisory fees waived	(16)	(8)	(65)	(33)
Waiver of shareholder servicing fees — Class F	(27)	—	(65)	—
Waiver of shareholder servicing fees — Class D	—	—	(3)	—
Waiver of shareholder servicing fees — Class I	—	—	(1)	—
Net Expenses	41	35	230	142
Net Investment Income	363	311	1,598	1,140
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	(126)	(1,421)	(712)	(2,558)
Capital gain distributions received from affiliated funds	129	290	957	1,209
Net change in unrealized depreciation from affiliated funds	(164)	(697)	(2,817)	(4,781)
Net Realized and Unrealized loss from Affiliated Funds	(161)	(1,828)	(2,572)	(6,130)
Net Increase (Decrease) in Net Assets Resulting from Operations	$202	$(1,517)	$(974)	$(4,990)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$4,025	$2,150	$3,776	$1,454	$2,066	$505	$4,721	$2,457

255	124	285	117	134	41	327	198
170	83	190	78	89	27	218	132
410	207	416	196	224	68	519	329
9	—	38	—	—	—	13	—
6	—	21	—	—	—	13	—
5	3	6	2	3	1	7	4
6	—	21	—	—	—	13	—
27	—	113	—	—	—	40	—
53	26	59	25	28	8	67	41
43	20	49	18	23	7	58	31
29	14	31	13	15	5	36	22
11	6	13	5	6	2	15	9
1	—	1	—	—	—	1	1
7	4	8	3	4	1	9	6
1,032	487	1,251	457	526	160	1,336	773

(255)	(124)	(285)	(117)	(134)	(41)	(327)	(198)
(144)	(70)	(160)	(65)	(76)	(23)	(186)	(110)
(66)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
565	293	806	275	316	96	823	465
3,460	1,857	2,970	1,179	1,750	409	3,898	1,992

(3,287)	573	(4,006)	(1,775)	(778)	236	(3,603)	(497)
4,772	2,769	6,379	3,444	2,569	1,166	6,825	5,742
(9,524)	(14,787)	(22,203)	(13,105)	(7,479)	(5,038)	(20,231)	(23,390)
(8,039)	(11,445)	(19,830)	(11,436)	(5,688)	(3,636)	(17,009)	(18,145)
$(4,579)	$(9,588)	$(16,860)	$(10,257)	$(3,938)	$(3,227)	$(13,111)	$(16,153)

SEI Asset Allocation Trust / Annual Report / March 31, 2020	51

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19
Operations:
Net investment income	$363	$390	$311	$236
Net realized gain (loss) from sales of affiliated funds	(126)	(321)	(1,421)	(246)
Capital gain distributions received from affiliated funds	129	146	290	493
Net change in unrealized appreciation (depreciation) from affiliated funds	(164)	357	(697)	221
Net Increase (Decrease) in Net Assets Resulting from Operations	202	572	(1,517)	704
Distributions:
Class F	(447)	(390)	(529)	(551)
Class D	N/A	N/A	N/A	N/A
Class I	(8)	(7)	N/A	N/A
Total Dividends and Distributions	(455)	(397)	(529)	(551)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	2,990	6,200	3,832	3,173
Reinvestment of dividends & distributions	443	386	500	510
Cost of shares redeemed	(6,782)	(15,338)	(2,882)	(5,793)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(3,349)	(8,752)	1,450	(2,110)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	187	141	N/A	N/A
Reinvestment of dividends & distributions	8	7	N/A	N/A
Cost of shares redeemed	(85)	(294)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	110	(146)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(3,239)	(8,898)	1,450	(2,110)
Net Increase (Decrease) in Net Assets	(3,492)	(8,723)	(596)	(1,957)
Net Assets:
Beginning of Year	19,952	28,675	8,168	10,125
End of Year	$16,460	$19,952	$7,572	$8,168

(1)	For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

52	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19

$1,598	$1,599	$1,140	$1,075	$3,460	$4,003	$1,857	$1,826
(712)	(479)	(2,558)	(282)	(3,287)	3,734	573	200
957	1,140	1,209	3,058	4,772	4,238	2,769	5,237
(2,817)	150	(4,781)	(190)	(9,524)	(5,560)	(14,787)	(999)
(974)	2,410	(4,990)	3,661	(4,579)	6,415	(9,588)	6,264

(2,291)	(1,548)	(3,564)	(3,386)	(5,327)	(4,064)	(6,657)	(7,115)
(92)	(48)	N/A	N/A	(93)	(53)	N/A	N/A
(26)	(18)	N/A	N/A	(69)	(55)	N/A	N/A
(2,409)	(1,614)	(3,564)	(3,386)	(5,489)	(4,172)	(6,657)	(7,115)

6,938	10,775	4,119	3,703	18,593	16,986	4,416	8,294
2,157	1,487	3,162	3,026	5,164	3,912	6,265	6,813
(17,529)	(19,575)	(7,253)	(6,619)	(40,955)	(49,120)	(19,252)	(21,052)
(8,434)	(7,313)	28	110	(17,198)	(28,222)	(8,571)	(5,945)

1,022	778	N/A	N/A	539	324	N/A	N/A
87	46	N/A	N/A	86	49	N/A	N/A
(1,046)	(667)	N/A	N/A	(539)	(307)	N/A	N/A
63	157	N/A	N/A	86	66	N/A	N/A

480	1,001	N/A	N/A	351	268	N/A	N/A
25	18	N/A	N/A	69	55	N/A	N/A
(647)	(1,072)	N/A	N/A	(437)	(1,637)	N/A	N/A
(142)	(53)	N/A	N/A	(17)	(1,314)	N/A	N/A
(8,513)	(7,209)	28	110	(17,129)	(29,470)	(8,571)	(5,945)
(11,896)	(6,413)	(8,526)	385	(27,197)	(27,227)	(24,816)	(6,796)

79,002	85,415	39,828	39,443	173,955	201,182	85,313	92,109
$67,106	$79,002	$31,302	$39,828	$146,758	$173,955	$60,497	$85,313

SEI Asset Allocation Trust / Annual Report / March 31, 2020	53

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19
Operations:
Net investment income	$2,970	$3,592	$1,179	$943
Net realized gain (loss) from sales of affiliated funds	(4,006)	(1,052)	(1,775)	633
Capital gain distributions received from affiliated funds	6,379	6,710	3,444	1,149
Net change in unrealized depreciation from affiliated funds	(22,203)	(9,332)	(13,105)	(1,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,860)	(82)	(10,257)	1,262
Distributions:
Class F	(9,257)	(4,341)	(2,258)	(3,475)
Class D	(781)	(238)	N/A	N/A
Class I	(463)	(235)	N/A	N/A
Total Dividends and Distributions	(10,501)	(4,814)	(2,258)	(3,475)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	14,494	17,461	4,307	6,382
Reinvestment of dividends & distributions	8,940	4,196	2,152	3,322
Cost of shares redeemed	(48,726)	(49,087)	(11,401)	(6,836)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(25,292)	(27,430)	(4,942)	2,868
Class D
Proceeds from shares issued	1,915	1,706	N/A	N/A
Reinvestment of dividends & distributions	769	234	N/A	N/A
Cost of shares redeemed	(1,352)	(1,998)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	1,332	(58)	N/A	N/A
Class I
Proceeds from shares issued	1,170	818	N/A	N/A
Reinvestment of dividends & distributions	462	235	N/A	N/A
Cost of shares redeemed	(2,207)	(3,435)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(575)	(2,382)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(24,535)	(29,870)	(4,942)	2,868
Net Increase (Decrease) in Net Assets	(51,896)	(34,766)	(17,457)	655
Net Assets:
Beginning of Year	194,875	229,641	76,364	75,709
End of Year	$142,979	$194,875	$58,907	$76,364

(1)	For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

54	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19	4/01/19 - 3/31/20	4/01/18 - 3/31/19

$1,750	$2,181	$409	$362	$3,898	$5,078	$1,992	$1,653
(778)	(637)	236	140	(3,603)	(2,458)	(497)	1,881
2,569	1,686	1,166	451	6,825	5,743	5,742	1,971
(7,479)	(1,388)	(5,038)	(534)	(20,231)	(5,539)	(23,390)	(2,940)
(3,938)	1,842	(3,227)	419	(13,111)	2,824	(16,153)	2,565

(4,552)	(3,808)	(1,320)	(957)	(8,960)	(5,778)	(4,841)	(2,848)
N/A	N/A	N/A	N/A	(197)	(94)	N/A	N/A
—	—	N/A	N/A	(176)	(140)	N/A	N/A
(4,552)	(3,808)	(1,320)	(957)	(9,333)	(6,012)	(4,841)	(2,848)

9,271	9,493	1,029	5,224	11,556	22,025	4,369	11,219
4,402	3,601	1,191	849	8,667	5,629	4,518	2,689
(26,968)	(21,710)	(4,861)	(6,674)	(58,918)	(67,025)	(20,863)	(15,307)
(13,295)	(8,616)	(2,641)	(601)	(38,695)	(39,371)	(11,976)	(1,399)

N/A	N/A	N/A	N/A	782	449	N/A	N/A
N/A	N/A	N/A	N/A	194	90	N/A	N/A
N/A	N/A	N/A	N/A	(790)	(1,028)	N/A	N/A
N/A	N/A	N/A	N/A	186	(489)	N/A	N/A

—	—	N/A	N/A	340	978	N/A	N/A
—	—	N/A	N/A	177	140	N/A	N/A
—	—	N/A	N/A	(3,400)	(2,017)	N/A	N/A
—	—	N/A	N/A	(2,883)	(899)	N/A	N/A
(13,295)	(8,616)	(2,641)	(601)	(41,392)	(40,759)	(11,976)	(1,399)
(21,785)	(10,582)	(7,188)	(1,139)	(63,836)	(43,947)	(32,970)	(1,682)

94,760	105,342	27,686	28,825	233,313	277,260	133,196	134,878
$72,975	$94,760	$20,498	$27,686	$169,477	$233,313	$100,226	$133,196

SEI Asset Allocation Trust / Annual Report / March 31, 2020	55

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F
2020	$9.88	$0.19	$(0.11)	$0.08	$(0.24)	$ —	$(0.24)	$9.72	0.77%	$16,031	0.21%		0.59%	1.92%	17%
2019	9.79	0.17	0.09	0.26	(0.17)	—	(0.17)	9.88	2.75	19,624	0.21		0.57	1.77	24
2018	9.83	0.16	(0.02)	0.14	(0.18)	—	(0.18)	9.79	1.45	28,203	0.21		0.57	1.58	19
2017	9.71	0.10	0.14	0.24	(0.12)	—	(0.12)	9.83	2.44	32,489	0.23	(1)	0.64	1.05	69
2016	9.82	0.09	(0.08)	0.01	(0.12)	—	(0.12)	9.71	0.08	34,435	0.26	(1)	0.68	0.87	34
Class I
2020	$9.70	$0.16	$(0.10)	$0.06	$(0.22)	$ —	$(0.22)	$9.54	0.53%	$429	0.46%		0.84%	1.67%	17%
2019	9.62	0.16	0.07	0.23	(0.15)	—	(0.15)	9.70	2.44	328	0.46		0.82	1.67	24
2018	9.66	0.13	(0.02)	0.11	(0.15)	—	(0.15)	9.62	1.18	472	0.46		0.82	1.29	19
2017	9.55	0.06	0.14	0.20	(0.09)	—	(0.09)	9.66	2.09	979	0.48	(1)	0.90	0.61	69
2016	9.66	0.06	(0.08)	(0.02)	(0.09)	—	(0.09)	9.55	(0.19)	2,602	0.50	(1)	0.92	0.58	34
Defensive Strategy Allocation Fund
Class F
2020	$14.25	$0.44	$(2.56)	$(2.12)	$(0.53)	$ (0.24)	$(0.77)	$11.36	(16.02)%	$7,572	0.35%		0.58%	3.07%	49%
2019	14.13	0.43	0.79	1.22	(0.59)	(0.51)	(1.10)	14.25	9.22	8,168	0.35		0.57	3.05	44
2018	14.54	0.43	0.16	0.59	(0.62)	(0.38)	(1.00)	14.13	4.02	10,125	0.35		0.57	2.95	31
2017	14.31	0.46	1.21	1.67	(0.60)	(0.84)	(1.44)	14.54	12.15	8,341	0.37	(2)	0.63	3.17	30
2016	14.88	0.44	(0.48)	(0.04)	(0.53)	—	(0.53)	14.31	(0.19)	7,795	0.37	(2)	0.63	3.10	29
Conservative Strategy Fund
Class F
2020	$10.66	$0.23	$(0.39)	$(0.16)	$(0.30)	$ (0.05)	$(0.35)	$10.15	(1.68)%	$62,724	0.26%		0.59%	2.12%	18%
2019	10.56	0.21	0.10	0.31	(0.21)	—	(0.21)	10.66	3.04	74,320	0.26		0.57	2.00	13
2018	10.49	0.19	0.11	0.30	(0.23)	—	(0.23)	10.56	2.85	80,886	0.26		0.57	1.78	17
2017	10.26	0.16	0.27	0.43	(0.20)	—	(0.20)	10.49	4.22	86,219	0.28	(3)	0.63	1.52	55
2016	10.46	0.16	(0.13)	0.03	(0.23)	—	(0.23)	10.26	0.30	94,947	0.29	(3)	0.64	1.57	18
Class D
2020	$10.64	$0.15	$(0.39)	$(0.24)	$(0.22)	$ (0.05)	$(0.27)	$10.13	(2.43)%	$3,580	1.01%		1.34%	1.39%	18%
2019	10.54	0.13	0.11	0.24	(0.14)	—	(0.14)	10.64	2.28	3,700	1.01		1.32	1.28	13
2018	10.48	0.11	0.10	0.21	(0.15)	—	(0.15)	10.54	1.97	3,506	1.01		1.32	1.02	17
2017	10.24	0.08	0.28	0.36	(0.12)	—	(0.12)	10.48	3.55	3,609	1.02	(3)	1.38	0.79	55
2016	10.45	0.08	(0.14)	(0.06)	(0.15)	—	(0.15)	10.24	(0.56)	4,766	1.04	(3)	1.39	0.82	18
Class I
2020	$10.85	$0.20	$(0.38)	$(0.18)	$(0.28)	$ (0.05)	$(0.33)	$10.34	(1.89)%	$802	0.51%		0.84%	1.86%	18%
2019	10.74	0.19	0.11	0.30	(0.19)	—	(0.19)	10.85	2.83	982	0.51		0.82	1.75	13
2018	10.67	0.11	0.16	0.27	(0.20)	—	(0.20)	10.74	2.49	1,023	0.51		0.82	1.03	17
2017	10.42	0.13	0.29	0.42	(0.17)	—	(0.17)	10.67	4.09	4,030	0.53	(3)	0.88	1.23	55
2016	10.63	0.14	(0.15)	(0.01)	(0.20)	—	(0.20)	10.42	(0.06)	4,258	0.54	(3)	0.89	1.30	18

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.21%, and 0.46% for classes F, and I, respectively.

(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.35%.

(3)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.26%, 1.01%, and 0.51% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

56	SEI Asset Allocation Trust / Annual Report / March 31, 2020

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F
2020	$13.21	$0.38	$(1.94)	$(1.56)	$(0.45)	$ (0.74)	$(1.19)	$10.46	(13.46)%	$31,302	0.35%		0.59%	2.86%	22%
2019	13.18	0.37	0.83	1.20	(0.48)	(0.69)	(1.17)	13.21	9.78	39,828	0.35		0.57	2.75	15
2018	13.59	0.38	0.17	0.55	(0.54)	(0.42)	(0.96)	13.18	3.98	39,443	0.35		0.57	2.79	16
2017	13.86	0.40	1.13	1.53	(0.52)	(1.28)	(1.80)	13.59	11.57	44,284	0.37	(1)	0.63	2.84	23
2016	14.73	0.39	(0.36)	0.03	(0.46)	(0.44)	(0.90)	13.86	0.41	41,778	0.36		0.62	2.78	24
Moderate Strategy Fund
Class F
2020	$12.17	$0.26	$(0.64)	$(0.38)	$(0.42)	$ —	$(0.42)	$11.37	(3.45)%	$141,208	0.31%		0.59%	2.06%	27%
2019	12.01	0.26	0.17	0.43	(0.27)	—	(0.27)	12.17	3.72	168,079	0.31		0.57	2.17	12
2018	11.75	0.18	0.33	0.51	(0.25)	—	(0.25)	12.01	4.38	194,123	0.31		0.57	1.53	16
2017	11.30	0.20	0.55	0.75	(0.30)	—	(0.30)	11.75	6.68	212,074	0.33	(2)	0.63	1.70	30
2016	11.69	0.20	(0.26)	(0.06)	(0.33)	—	(0.33)	11.30	(0.44)	229,030	0.33	(2)	0.62	1.78	15
Class D
2020	$12.13	$0.17	$(0.64)	$(0.47)	$(0.32)	$ —	$(0.32)	$11.34	(4.10)%	$3,419	1.06%		1.34%	1.37%	27%
2019	11.98	0.17	0.16	0.33	(0.18)	—	(0.18)	12.13	2.87	3,574	1.06		1.32	1.45	12
2018	11.71	0.09	0.34	0.43	(0.16)	—	(0.16)	11.98	3.68	3,461	1.06		1.32	0.76	16
2017	11.27	0.11	0.54	0.65	(0.21)	—	(0.21)	11.71	5.82	3,646	1.07	(2)	1.37	0.95	30
2016	11.66	0.13	(0.27)	(0.14)	(0.25)	—	(0.25)	11.27	(1.19)	3,215	1.08	(2)	1.38	1.10	15
Class I
2020	$12.50	$0.23	$(0.64)	$(0.41)	$(0.39)	$ —	$(0.39)	$11.70	(3.60)%	$2,131	0.56%		0.84%	1.82%	27%
2019	12.34	0.24	0.16	0.40	(0.24)	—	(0.24)	12.50	3.35	2,302	0.56		0.82	1.97	12
2018	12.05	0.16	0.35	0.51	(0.22)	—	(0.22)	12.34	4.25	3,598	0.56		0.82	1.28	16
2017	11.59	0.14	0.58	0.72	(0.26)	—	(0.26)	12.05	6.32	4,284	0.58	(2)	0.88	1.20	30
2016	11.98	0.17	(0.26)	(0.09)	(0.30)	—	(0.30)	11.59	(0.69)	6,399	0.58	(2)	0.88	1.41	15
Moderate Strategy Allocation Fund
Class F
2020	$20.00	$0.46	$(2.85)	$(2.39)	$(0.51)	$ (1.16)	$(1.67)	$15.94	(13.64)%	$60,497	0.35%		0.59%	2.25%	11%
2019	20.35	0.42	0.95	1.37	(0.56)	(1.16)	(1.72)	20.00	7.32	85,313	0.35		0.57	2.08	15
2018	19.87	0.41	1.15	1.56	(0.59)	(0.49)	(1.08)	20.35	7.87	92,109	0.35		0.57	1.98	14
2017	19.16	0.40	1.88	2.28	(0.48)	(1.09)	(1.57)	19.87	12.35	93,996	0.37	(1)	0.63	2.03	16
2016	19.71	0.38	(0.49)	(0.11)	(0.44)	—	(0.44)	19.16	(0.52)	89,631	0.36	(1)	0.63	1.98	15

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.35%.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.31%, 1.06%, and 0.56% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	57

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F
2020	$14.76	$0.25	$(1.73)	$(1.48)	$(0.44)	$ (0.43)	$(0.87)	$12.41	(11.14)%	$123,231	0.35%		0.59%	1.63%	21%
2019	15.08	0.26	(0.23)	0.03	(0.35)	—	(0.35)	14.76	0.42	172,138	0.35		0.57	1.73	12
2018	13.71	0.17	1.45	1.62	(0.25)	—	(0.25)	15.08	11.86	203,817	0.35		0.57	1.18	7
2017	12.42	0.16	1.41	1.57	(0.28)	—	(0.28)	13.71	12.75	213,248	0.37	(1)	0.63	1.21	19
2016	13.39	0.10	(0.80)	(0.70)	(0.27)	—	(0.27)	12.42	(5.22)	224,985	0.37	(1)	0.62	0.82	28
Class D
2020	$14.59	$0.15	$(1.72)	$(1.57)	$(0.34)	$ (0.43)	$(0.77)	$12.25	(11.79)%	$12,914	1.10%		1.34%	0.97%	21%
2019	14.93	0.15	(0.23)	(0.08)	(0.26)	—	(0.26)	14.59	(0.36)	14,087	1.10		1.32	1.04	12
2018	13.60	0.05	1.46	1.51	(0.18)	—	(0.18)	14.93	11.06	14,419	1.10		1.32	0.34	7
2017	12.35	0.07	1.39	1.46	(0.21)	—	(0.21)	13.60	11.91	16,610	1.11	(1)	1.38	0.52	19
2016	13.33	0.01	(0.80)	(0.79)	(0.19)	—	(0.19)	12.35	(5.93)	13,756	1.12	(1)	1.37	0.07	28
Class I
2020	$14.36	$0.21	$(1.69)	$(1.48)	$(0.40)	$ (0.43)	$(0.83)	$12.05	(11.40)%	$6,834	0.60%		0.84%	1.40%	21%
2019	14.68	0.24	(0.24)	—	(0.32)	—	(0.32)	14.36	0.18	8,650	0.60		0.82	1.65	12
2018	13.35	0.11	1.44	1.55	(0.22)	—	(0.22)	14.68	11.60	11,405	0.60		0.82	0.77	7
2017	12.11	0.11	1.38	1.49	(0.25)	—	(0.25)	13.35	12.38	21,720	0.62	(1)	0.88	0.84	19
2016	13.06	0.07	(0.78)	(0.71)	(0.24)	—	(0.24)	12.11	(5.44)	25,296	0.62	(1)	0.87	0.53	28
Tax-Managed Aggressive Strategy Fund
Class F
2020	$20.91	$0.32	$(3.08)	$(2.76)	$(0.33)	$ (0.29)	$(0.62)	$17.53	(13.77)%	$58,907	0.35%		0.59%	1.51%	12%
2019	21.61	0.27	0.02	0.29	(0.29)	(0.70)	(0.99)	20.91	1.68	76,364	0.35		0.57	1.25	8
2018	19.20	0.24	2.44	2.68	(0.27)	—	(0.27)	21.61	14.00	75,709	0.35		0.57	1.16	7
2017	16.99	0.21	2.24	2.45	(0.24)	—	(0.24)	19.20	14.51	64,802	0.37	(2)	0.63	1.17	11
2016	18.12	0.18	(1.11)	(0.93)	(0.20)	—	(0.20)	16.99	(5.18)	57,494	0.36	(2)	0.61	1.03	12
Core Market Strategy Fund
Class F
2020	$11.52	$0.23	$(0.80)	$(0.57)	$(0.41)	$ (0.21)	$(0.62)	$10.33	(5.56)%	$72,975	0.35%		0.59%	1.95%	27%
2019	11.76	0.26	(0.05)	0.21	(0.29)	(0.16)	(0.45)	11.52	2.08	94,760	0.35		0.57	2.22	14
2018	11.19	0.17	0.63	0.80	(0.23)	—	(0.23)	11.76	7.17	105,341	0.35		0.57	1.42	11
2017	10.90	0.17	0.75	0.92	(0.30)	(0.33)	(0.63)	11.19	8.65	106,398	0.37	(3)	0.63	1.48	23
2016	11.66	0.14	(0.57)	(0.43)	(0.31)	(0.02)	(0.33)	10.90	(3.67)	106,899	0.36	(3)	0.61	1.22	24
Class I
2020	$12.63	$0.35	$(0.92)	$(0.57)	$(0.40)	$ (0.21)	$(0.61)	$11.45	(5.04)%	$—	—%^^		—%^^	2.68%	27%
2019	12.78	0.31	(0.05)	0.26	(0.25)	(0.16)	(0.41)	12.63	2.30	—	—^		—^	2.44	14
2018	12.13	0.19	0.66	0.85	(0.20)	—	(0.20)	12.78	7.00	1	0.60		0.82	1.49	11
2017	11.77	0.25	0.71	0.96	(0.27)	(0.33)	(0.60)	12.13	8.37	103	0.60	(3)	0.86	2.05	23
2016	12.16	0.01	(0.25)	(0.24)	(0.13)	(0.02)	(0.15)	11.77	(2.00)	11	0.60	(3)	0.86	0.12	24

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^

The ratio rounds to 0.00% due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.82% excluding waivers).

^^

The ratio rounds to 0.00% due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.82% excluding waivers).

(1)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10%, and 0.60% for classes F, D, and I, respectively.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.31%, 1.06%, and 0.56% for classes F, D, and I, respectively.

(3)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% and 0.60% for classes F and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

58	SEI Asset Allocation Trust / Annual Report / March 31, 2020

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F
2020	$18.64	$0.29	$(2.66)	$(2.37)	$(0.30)	$ (0.66)	$(0.96)	$15.31	(13.80)%	$20,498	0.35%		0.59%	1.51%	10%
2019	18.99	0.24	0.03	0.27	(0.26)	(0.36)	(0.62)	18.64	1.64	27,686	0.35		0.57	1.25	17
2018	17.42	0.22	2.20	2.42	(0.24)	(0.61)	(0.85)	18.99	13.98	28,825	0.35		0.57	1.16	13
2017	15.41	0.19	2.03	2.22	(0.21)	—	(0.21)	17.42	14.55	26,980	0.37	(1)	0.63	1.18	15
2016	16.43	0.16	(1.00)	(0.84)	(0.18)	—	(0.18)	15.41	(5.16)	25,218	0.36		0.62	1.02	23
Market Growth Strategy Fund
Class F
2020	$12.96	$0.24	$(1.19)	$(0.95)	$(0.43)	$ (0.16)	$(0.59)	$11.42	(8.00)%	$161,376	0.35%		0.59%	1.83%	20%
2019	13.11	0.26	(0.10)	0.16	(0.31)	—	(0.31)	12.96	1.42	221,526	0.35		0.57	2.01	12
2018	12.26	0.17	0.92	1.09	(0.24)	—	(0.24)	13.11	8.92	263,954	0.35		0.57	1.29	7
2017	11.40	0.16	0.98	1.14	(0.28)	—	(0.28)	12.26	10.15	286,089	0.37	(2)	0.63	1.33	20
2016	12.21	0.11	(0.65)	(0.54)	(0.27)	—	(0.27)	11.40	(4.38)	306,490	0.36	(2)	0.62	0.98	20
Class D
2020	$12.89	$0.15	$(1.19)	$(1.04)	$(0.33)	$ (0.16)	$(0.49)	$11.36	(8.65)%	$4,749	1.10%		1.34%	1.12%	20%
2019	13.04	0.17	(0.10)	0.07	(0.22)	—	(0.22)	12.89	0.66	5,203	1.10		1.32	1.33	12
2018	12.20	0.06	0.93	0.99	(0.15)	—	(0.15)	13.04	8.13	5,779	1.10		1.32	0.49	7
2017	11.35	0.08	0.98	1.06	(0.21)	—	(0.21)	12.20	9.37	6,496	1.11	(2)	1.38	0.66	20
2016	12.17	0.03	(0.66)	(0.63)	(0.19)	—	(0.19)	11.35	(5.18)	6,259	1.12	(2)	1.37	0.26	20
Class I
2020	$12.76	$0.15	$(1.11)	$(0.96)	$(0.40)	$ (0.16)	$(0.56)	$11.24	(8.21)%	$3,352	0.60%		0.84%	1.12%	20%
2019	12.91	0.22	(0.09)	0.13	(0.28)	—	(0.28)	12.76	1.18	6,584	0.60		0.82	1.76	12
2018	12.08	0.12	0.92	1.04	(0.21)	—	(0.21)	12.91	8.61	7,527	0.60		0.82	0.97	7
2017	11.23	0.11	0.99	1.10	(0.25)	—	(0.25)	12.08	9.94	8,658	0.62	(2)	0.88	0.98	20
2016	12.04	0.08	(0.65)	(0.57)	(0.24)	—	(0.24)	11.23	(4.69)	10,156	0.61	(2)	0.87	0.72	20
Market Growth Strategy Allocation Fund
Class F
2020	$23.46	$0.36	$(3.42)	$(3.06)	$(0.37)	$ (0.53)	$(0.90)	$19.50	(13.83)%	$100,226	0.35%		0.59%	1.51%	10%
2019	23.61	0.29	0.07	0.36	(0.32)	(0.19)	(0.51)	23.46	1.66	133,196	0.35		0.57	1.23	9
2018	20.98	0.26	2.66	2.92	(0.29)	—	(0.29)	23.61	13.99	134,878	0.35		0.57	1.17	7
2017	18.56	0.23	2.45	2.68	(0.26)	—	(0.26)	20.98	14.55	128,414	0.37	(1)	0.63	1.17	9
2016	19.79	0.20	(1.22)	(1.02)	(0.21)	—	(0.21)	18.56	(5.16)	122,313	0.35		0.61	1.03	13

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.35%.

(2)

The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes F, D, and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	59

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, and SEI Institutional International Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2020, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2020, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds

60	SEI Asset Allocation Trust / Annual Report / March 31, 2020

are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. As of and for the year ended March 31, 2020 the Funds did not utilize forward foreign currency contracts.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	61

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%	—	0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

62	SEI Asset Allocation Trust / Annual Report / March 31, 2020

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the

SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. The Trust did not utilize the Program as of the year ended March 31, 2020.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Shares Issued and Redeemed:
Class F:
Shares Issued	302	635	267	225	644	1,030	306	280
Shares Issued in Lieu of Cash Distributions	44	40	34	37	199	143	240	239
Shares Redeemed	(684)	(1,568)	(208)	(406)	(1,635)	(1,861)	(569)	(495)
Total Class F Transactions	(338)	(893)	93	(144)	(792)	(688)	(23)	24
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	95	74	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	8	4	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(98)	(62)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	5	16	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	19	15	N/A	N/A	44	94	N/A	N/A
Shares Issued in Lieu of Cash Distributions	1	1	N/A	N/A	2	2	N/A	N/A
Shares Redeemed	(9)	(31)	N/A	N/A	(59)	(100)	N/A	N/A
Total Class I Transactions	11	(15)	N/A	N/A	(13)	(4)	N/A	N/A
Increase (Decrease) in Capital Shares	(327)	(908)	93	(144)	(800)	(676)	(23)	24

SEI Asset Allocation Trust / Annual Report / March 31, 2020	63

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Shares Issued and Redeemed:
Class F:
Shares Issued	1,486	1,428	219	420	982	1,194	211	308
Shares Issued in Lieu of Cash Distributions	411	337	308	357	577	308	97	169
Shares Redeemed	(3,293)	(4,111)	(998)	(1,036)	(3,295)	(3,348)	(599)	(328)
Total Class F Transactions	(1,396)	(2,346)	(471)	(259)	(1,736)	(1,846)	(291)	149
Shares Issued and Redeemed:
Class D:
Shares Issued	43	28	N/A	N/A	133	117	N/A	N/A
Shares Issued in Lieu of Cash Distributions	7	4	N/A	N/A	50	18	N/A	N/A
Shares Redeemed	(43)	(26)	N/A	N/A	(95)	(135)	N/A	N/A
Total Class D Transactions	7	6	N/A	N/A	88	—	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	28	22	N/A	N/A	81	57	N/A	N/A
Shares Issued in Lieu of Cash Distributions	5	5	N/A	N/A	31	18	N/A	N/A
Shares Redeemed	(35)	(135)	N/A	N/A	(148)	(249)	N/A	N/A
Total Class I Transactions	(2)	(108)	N/A	N/A	(36)	(174)	N/A	N/A
Increase (Decrease) in Capital Shares	(1,391)	(2,448)	(471)	(259)	(1,684)	(2,020)	(291)	149

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Shares Issued and Redeemed:
Class F:
Shares Issued	784	829	55	274	887	1,722	192	493
Shares Issued in Lieu of Cash Distributions	369	327	61	48	638	462	183	121
Shares Redeemed	(2,309)	(1,892)	(262)	(355)	(4,485)	(5,228)	(913)	(649)
Total Class F Transactions	(1,156)	(736)	(146)	(33)	(2,960)	(3,044)	(538)	(35)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	59	35	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	14	8	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(59)	(82)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	14	(39)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	—	—	N/A	N/A	26	80	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	13	12	N/A	N/A
Shares Redeemed	—	—	N/A	N/A	(257)	(159)	N/A	N/A
Total Class I Transactions	—	—	N/A	N/A	(218)	(67)	N/A	N/A
Decrease in Capital Shares	(1,156)	(736)	(146)	(33)	(3,164)	(3,150)	(538)	(35)

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

64	SEI Asset Allocation Trust / Annual Report / March 31, 2020

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2020, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$3,061
Sales	6,074
Defensive Strategy Allocation Fund
Purchases	4,643
Sales	9,210
Conservative Strategy Fund
Purchases	13,607
Sales	21,983
Conservative Strategy Allocation Fund
Purchases	8,453
Sales	15,871
Moderate Strategy Fund
Purchases	46,081
Sales	60,480
Moderate Strategy Allocation Fund
Purchases	8,762
Sales	28,207
Aggressive Strategy Fund
Purchases	39,645
Sales	65,347
Tax-Managed Aggressive Strategy Fund
Purchases	9,264
Sales	11,845
Core Market Strategy Fund
Purchases	24,026
Sales	37,561
Core Market Strategy Allocation Fund
Purchases	2,657
Sales	5,045
Market Growth Strategy Fund
Purchases	43,545
Sales	83,571
Market Growth Strategy Allocation Fund
Purchases	12,394
Sales	21,485

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2020, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, or distributable earnings (accumulated losses), as appropriate, in the period that the differences arise. Permanent differences are primarily attributed to the reclassification of short-term capital gains received from affiliated funds, the reclassification of distributions and non-deductible excise tax.

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds, the reclassification of distributions and non-deductible excise tax have been reclassified to/from the following accounts as of March 31, 2020 ($ Thousands):

	Distributable Earnings*	Paid-in- Capital*
Conservative Strategy Fund	$–	$–

*Amounts designated as “—“ are $0 or have been rounded to $0.

These classifications have no impact on net assets or net asset value per share.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	65

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The tax character of dividends and distributions declared during the years ended March 31, 2020 and March 31, 2019 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2020	2019	2020	2019	2020	2019
Defensive Strategy Fund	$455	$397	$–	$–	$455	$397
Defensive Strategy Allocation Fund	368	313	161	238	529	551
Conservative Strategy Fund	2,096	1,614	313	–	2,409	1,614
Conservative Strategy Allocation Fund	1,373	1,457	2,191	1,929	3,564	3,386
Moderate Strategy Fund	5,488	4,172	–	–	5,488	4,172
Moderate Strategy Allocation Fund	2,099	2,408	4,559	4,707	6,658	7,115
Aggressive Strategy Fund	5,357	4,814	5,143	–	10,500	4,814
Tax-Managed Aggressive Strategy Fund	1,211	1,088	1,047	2,387	2,258	3,475
Core Market Strategy Fund	3,084	2,502	1,468	1,306	4,552	3,808
Core Market Strategy Allocation Fund	425	413	895	544	1,320	957
Market Growth Strategy Fund	6,867	6,012	2,466	–	9,333	6,012
Market Growth Strategy Allocation Fund	2,073	1,789	2,768	1,059	4,841	2,848

As of March 31, 2020, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$45	$—	$(73)	$—	$3	$(725)	$(750)
Defensive Strategy Allocation Fund	37	—	(1,444)	—	3	(413)	(1,817)
Conservative Strategy Fund	234	160	—	—	—	(5,064)	(4,670)
Conservative Strategy Allocation Fund	156	—	(958)	—	—	(3,454)	(4,256)
Moderate Strategy Fund	655	1,402	—	—	(3)	(17,270)	(15,216)
Moderate Strategy Allocation Fund	121	2,785	—	—	—	907	3,813
Aggressive Strategy Fund	29	3,996	—	—	(1)	(22,312)	(18,288)
Tax-Managed Aggressive Strategy Fund	24	1,249	—	—	3	11,158	12,434
Core Market Strategy Fund	129	1,338	—	—	(1)	(7,907)	(6,441)
Core Market Strategy Allocation Fund	—	1,032	—	—	1	4,067	5,100
Market Growth Strategy Fund	234	3,655	—	—	(1)	(23,979)	(20,091)
Market Growth Strategy Allocation Fund	15	4,856	—	—	1	18,785	23,657

The Funds had capital loss carryforwards at March 31, 2020 as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total
Defensive Strategy Fund	$22	$51	$73
Defensive Strategy Allocation Fund	545	899	1,444
Conservative Strategy Allocation Fund	332	626	958

For Federal income tax purposes, the cost of investments owned at March 31, 2020, and the net realized gains or losses on investments sold for the period were different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at March 31, 2020, was as follows ($ Thousands):

66	SEI Asset Allocation Trust / Annual Report / March 31, 2020

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$17,186	$90	$(815)	$(725)
Defensive Strategy Allocation Fund	7,987	—	(413)	(413)
Conservative Strategy Fund	72,184	315	(5,379)	(5,064)
Conservative Strategy Allocation Fund	34,763	1,207	(4,661)	(3,454)
Moderate Strategy Fund	164,059	237	(17,507)	(17,270)
Moderate Strategy Allocation Fund	59,604	7,772	(6,865)	907
Aggressive Strategy Fund	165,341	1,429	(23,742)	(22,313)
Tax-Managed Aggressive Strategy Fund	47,763	14,202	(3,044)	11,158
Core Market Strategy Fund	80,900	1,353	(9,260)	(7,907)
Core Market Strategy Allocation Fund	16,435	5,022	(955)	4,067
Market Growth Strategy Fund	193,504	2,070	(26,049)	(23,979)
Market Growth Strategy Allocation Fund	81,465	24,775	(5,990)	18,785

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset Allocation Risk — The risk that SIMC’s decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation

SEI Asset Allocation Trust / Annual Report / March 31, 2020	67

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund’s and certain Underlying SEI Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value

68	SEI Asset Allocation Trust / Annual Report / March 31, 2020

of the derivative instrument’s underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s or the Underlying SEI Fund’s management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s or an Underlying SEI Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s or an Underlying SEI Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Equity market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying Fund’s value may fluctuate and/or the Underlying Fund may experience increased redemptions from shareholders, which may impact the Underlying Fund’s liquidity or force the Underlying Fund to sell securities into a declining or illiquid market.

Economic Risks of Global Health Events — Global health events and pandemics, such as the COVID-19 disease that is caused by the SARS-CoV-2 coronavirus, have the ability to affect—quickly, drastically and substantially—global, national and regional financial and commercial and residential real estate markets, industries, sectors, the economic forces of supply and demand for commodities, good and services, labor markets, and credit and banking markets, and can substantially strain health care systems, government infrastructure and stability, and social structures and behaviors. The coronavirus, in particular, has resulted in enhanced health screenings, healthcare service preparation and delivery, increased strain on hospital resources and staff, increased demand for and strain on government medical resources, disruptions to supply chains and customer activity, lower consumer spending in certain sectors, closing of non-essential businesses, rapid increases in unemployment, government economic stimulus measures, social distancing, bans on large social gatherings and travel, border closings, shelter-in-place orders, quarantines, cancellations, school closings and a significant portion of the workforce working from home, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, is having an unprecedented impact on the economies of many nations, individual companies and the market in general and could cause further disruptions that cannot necessarily be foreseen. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems, lack of stable government structures and insufficient government funding, and health crises may exacerbate other pre-existing political, social and economic risks in certain countries.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2020, SPTC held of record the following:

Defensive Strategy Fund - Class F	71.77%
Defensive Strategy Allocation Fund - Class F	72.01%
Conservative Strategy Fund - Class F	79.13%

SEI Asset Allocation Trust / Annual Report / March 31, 2020	69

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2020

Conservative Strategy Fund - Class D	42.56%
Conservative Strategy Fund - Class I	49.26%
Conservative Strategy Allocation Fund - Class F	80.41%
Moderate Strategy Fund - Class F	90.83%
Moderate Strategy Fund - Class D	65.94%
Moderate Strategy Allocation Fund - Class F	78.45%
Aggressive Strategy Fund - Class F	68.74%
Tax-Managed Aggressive Strategy Fund - Class F	94.25%
Core Market Strategy Fund - Class F	94.31%
Core Market Strategy Allocation Fund - Class F	96.96%
Market Growth Strategy Fund - Class F	87.45%
Market Growth Strategy Fund - Class D	25.11%
Market Growth Strategy Allocation Fund - Class F	92.08%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

70	SEI Asset Allocation Trust / Annual Report / March 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Asset Allocation Trust, comprised of the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund (collectively, the Funds), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the twoyear period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the fiveyear period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the twoyear period then ended, and the financial highlights for each of the years in the fiveyear period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with custodians, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 29, 2020

SEI Asset Allocation Trust / Annual Report / March 31, 2020	71

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

72	SEI Asset Allocation Trust / Annual Report / March 31, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997.Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	73

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

74	SEI Asset Allocation Trust / Annual Report / March 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2019 to March 31, 2020.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$983.70	0.21%	$1.04
Class I	1,000.00	982.20	0.46	2.28
Hypothetical 5% Return
Class F	$1,000.00	$1,023.95	0.21%	$1.06
Class I	1,000.00	1,022.70	0.46	2.33

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$793.40	0.35%	$1.57
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$950.50	0.26%	$1.27
Class D	1,000.00	946.90	1.01	4.92
Class I	1,000.00	950.20	0.51	2.49
Hypothetical 5% Return
Class F	$1,000.00	$1,023.70	0.26%	$1.32
Class D	1,000.00	1,019.95	1.01	5.10
Class I	1,000.00	1,022.45	0.51	2.58

Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$815.60	0.35%	$1.59
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

SEI Asset Allocation Trust / Annual Report / March 31, 2020	75

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

March 31, 2020

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$922.30	0.31%	$1.49
Class D	1,000.00	919.50	1.06	5.09
Class I	1,000.00	921.70	0.56	2.69
Hypothetical 5% Return
Class F	$1,000.00	$1,023.45	0.31%	$1.57
Class D	1,000.00	1,019.70	1.06	5.35
Class I	1,000.00	1,022.20	0.56	2.83

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$819.50	0.35%	$1.80
Hypothetical 5% Return
Class F	$1,000.00	$1,023.31	0.35%	$1.78

Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$857.60	0.35%	$1.63
Class D	1,000.00	854.40	1.10	5.10
Class I	1,000.00	855.90	0.60	2.78
Hypothetical 5% Return
Class F	$1,000.00	$1,023.00	0.35%	$1.77
Class D	1,000.00	1,020.00	1.10	5.55
Class I	1,000.00	1,022.00	0.60	3.03

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$832.60	0.35%	$1.60
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$905.20	0.35%	$1.67
Class I	1,000.00	908.00	—^	–^
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77
Class I	1,000.00	1,025.00	—^	–^

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$831.90	0.35%	$1.60
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$884.70	0.35%	$1.65
Class D	1,000.00	881.60	1.10	5.17
Class I	1,000.00	883.90	0.60	2.83
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77
Class D	1,000.00	1,019.50	1.10	5.55
Class I	1,000.00	1,022.00	0.60	3.03

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$831.80	0.35%	$1.60
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
^	The class I is expected to run at the expense limit of 0.60% when assets increase.

76	SEI Asset Allocation Trust / Annual Report / March 31, 2020

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Advisory Agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of the initial approval and such renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees each charge to comparable accounts (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from their Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	77

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding specified caps and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

78	SEI Asset Allocation Trust / Annual Report / March 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	79

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2020 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2020, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)
Defensive Strategy Fund	0.00%	100.00%	100.00%	7.68%
Defensive Strategy Allocation Fund	30.50%	69.50%	100.00%	21.57%
Conservative Strategy Fund	12.99%	87.01%	100.00%	6.85%
Conservative Strategy Allocation Fund	61.48%	38.52%	100.00%	26.82%
Moderate Strategy Fund	0.00%	100.00%	100.00%	12.91%
Moderate Strategy Allocation Fund	68.47%	31.53%	100.00%	48.53%
Aggressive Strategy Fund	48.98%	51.02%	100.00%	18.42%
Tax-Managed Aggressive Strategy Fund	46.37%	53.63%	100.00%	59.47%
Core Market Strategy Fund	32.26%	67.74%	100.00%	10.33%
Core Market Strategy Allocation Fund	67.77%	32.23%	100.00%	60.24%
Market Growth Strategy Fund	26.42%	73.58%	100.00%	14.09%
Market Growth Strategy Allocation Fund	57.18%	42.82%	100.00%	59.90%

Fund	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Distribution (5)	Qualifying Business Income (6)
Defensive Strategy Fund	11.14%	16.73%	80.77%	0.00%	0.36%
Defensive Strategy Allocation Fund	21.72%	0.0%	62.85%	0.00%	0.00%
Conservative Strategy Fund	13.10%	11.59%	67.77%	100.00%	0.58%
Conservative Strategy Allocation Fund	27.04%	0.03%	54.77%	100.00%	0.00%
Moderate Strategy Fund	21.40%	8.72%	55.42%	0.00%	0.65%
Moderate Strategy Allocation Fund	49.12%	0.03%	40.04%	100.00%	0.00%
Aggressive Strategy Fund	37.41%	2.12%	42.35%	0.00%	0.02%
Tax-Managed Aggressive Strategy Fund	82.33%	0.00%	27.44%	0.00%	0.00%
Core Market Strategy Fund	18.03%	6.33%	60.05%	0.00%	0.14%
Core Market Strategy Allocation Fund	82.42%	0.00%	33.66%	0.00%	0.00%
Market Growth Strategy Fund	26.00%	5.00%	52.66%	0.00%	0.15%
Market Growth Strategy Allocation Fund	82.55%	0.00%	27.34%	0.00%	0.00%

Items (A) and (B) are based on the percentage of the Funds total distribution.

(1)

The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “ Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

80	SEI Asset Allocation Trust / Annual Report / March 31, 2020

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

SEI Asset Allocation Trust / Annual Report / March 31, 2020	81

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SEI ASSET ALLOCATION TRUST ANNUAL REPORT March 31, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

    SEI-F-121 (3/20)

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$129,910	$0	N/A	$128,620	$0	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0

(d)	All Other Fees(2)	$0	$412,463	$0	$0	$411,247	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2020	Fiscal 2019
Audit-Related Fees	0%	0%

Tax Fees	0%	0%
All Other Fees	0%	0%

(f)      Not Applicable.

(g)(1)    The aggregate non-audit fees and services billed by KPMG for the fiscal years 2020 and 2019 were $412,463 and $411,247, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h)      During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board . Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.     Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 8, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO

Date: June 8, 2020